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                                  SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant                                          [X]
Filed by a Party other than the Registrant                       [ ]

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12


                         Connecticut Bancshares, Inc.
                         ----------------------------
                (Name of Registrant as Specified in Its Charter)

                         Connecticut Bancshares, Inc.
                    --------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

      (1) Title of each class of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
              N/A
          ----------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
              N/A
          ----------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:    N/A
                                                            --------------------
      (5)   Total fee paid:    N/A
                           -----------------------------------------------------
[ ]   Fee paid previously with preliminary materials:  N/A
                                                     ---------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:    N/A
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:    N/A
                                                         -----------------------
      (3)   Filing Party:    N/A
                         -------------------------------------------------------
      (4)   Date Filed:    N/A
                       ---------------------------------------------------------

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                      [CONNECTICUT BANCSHARES LETTERHEAD]




                              IMPORTANT REMINDER


                              September 19, 2000


Dear Shareholder:

      In just a few weeks -- on Monday, October 2nd -- we will hold our Annual Meeting of Stockholders to elect directors and consider and act upon the other proposals described in the Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders that were sent to you on August 18, 2000.

      Our records indicate that you have not yet returned your proxy.

      Your vote is important no matter if you own many shares or just a few. Please take a moment today to sign, date and return the enclosed proxy card. A self-addressed envelope is enclosed for your convenience.

      If you have already mailed your proxy, we thank you and please disregard this letter.

      Thank you for your cooperation.

                                    Sincerely,


                                    /s/ Richard P. Meduski
                                    Richard P. Meduski
                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER


Enclosures